Term Deposits - Schedule of Term Deposits (Detail) - USD ($) $ in Thousands	Mar. 31, 2026	Mar. 31, 2025
Term Deposit [Abstract]
Term deposits	$ 358,001	$ 254,416
Non-current	17,704	2,130
Current	340,297	252,286
Total	$ 358,001	$ 254,416